SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                 FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (date of earliest event reported):  December 30, 1996


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                          PRECISION STANDARD, INC.
           (Exact name of registrant as specified in its charter)

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     Colorado                 0-13829               84-0985295
  (State or other    (Commission File Number)    (I.R.S. Employer
   jurisdiction)                                Identification No.)

                               One Pemco Plaza
                           1943 50th Street North
                          Birmingham, Alabama 35212
                  (Address of principal executive offices)

     Registrant's telephone number, including area code:  (205) 591-3009

ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     The following paragraph is added at the end of Item 4 as previously filed:

     On January 3, 1997, the Company provided a draft Form 8-K to Coopers & Lybrand L.L.P. ("C&L") indicating that C&L had informed the Company that it would not submit a bid to continue to act as the Company's independent auditors for the year ending December 31, 1996, nor would C&L stand for re-election as the Company's certifying accountant in 1997. The draft of the Form 8-K provided to C&L was identical to the Form 8-K filed with the Commission on January 6, 1997 except that the final (a copy of which was provided to C&L on January 6, 1997) included as an additional exhibit a copy of the letter dated December 20, 1996 from Matthew L. Gold, the President of the Company, to C&L soliciting a bid for the annual audit for the year ending December 31, 1996. C&L's response to the Form 8-K was made in a letter dated January 3, 1997, in which C&L states that it agrees with the statements made in the Form 8-K. A copy of C&L's January 3, 1997 letter is attached as an exhibit to this Form 8-K/A.


ITEM 7  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

99 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated January 3, 1997 agreeing with the statements contained in the Company's Form 8-K.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on January 10, 1997.

                              PRECISION STANDARD, INC.


                              By:/s/Matthew L. Gold
                                 Matthew L. Gold
                                 President


                                EXHIBIT INDEX


EXHIBIT                             METHOD OF FILING
-------                             ----------------

99   Letter from Coopers & Lybrand
     L.L.P. to the Securities and
     Exchange Commission dated
     January 3, 1997 agreeing with
     the statements contained in
     the Company's Form 8-K.        Filed herewith electronically